LEASE TERMINATIONS	6 Months Ended
Jun. 30, 2013
Lease terminations [Abstract]
LEASE TERMINATIONS
7.                                      LEASE TERMINATIONS

In connection with the refinancing of the Golar Winter and the Golar Grand in June 2013 (see note 6), the Partnership made a cash payment of $251.0 million to the lessors to terminate the respective lease financing arrangements (including the associated Golar Winter currency swap of $25.3 million) and to acquire the legal title of both these vessels. These transactions were between controlled entities and therefore a contribution to equity of $21.1 million has been recognized. The vessels continue to be recorded at their historical book value.